SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    ---------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                   May 7, 2003



                                 RES-CARE, INC.
               (Exact Name of Registrant as specified in Charter)


    Kentucky                         0-20372                     61-0875371
 (State or other                   (Commission                 (IRS Employer
  jurisdiction of                  File Number)              Identification No.)
  incorporation)


10140 Linn Station Road, Louisville, Kentucky                      40223
(Address of principal executive offices)                         (Zip code)


                                 (502) 394-2100
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 5, 6, 7, 8, and 10 are not applicable and are omitted from this report.

Item 9.  Regulation FD Disclosure

     The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," as directed by the Commission in Release No. 34-47583.

     On May 7, 2003, Res-Care, Inc. issued a press release to announce its 2003 first quarter results. A copy of the press release is included as Exhibit 99.1 to this report.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RES-CARE, INC.



Date: May 7, 2003                   By      /s/ Ronald G. Geary
                                       --------------------------------
                                                Ronald G. Geary
                                                Chairman, CEO and President










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                                  EXHIBIT INDEX


Exhibit
Number          Description of Exhibits
-------         -----------------------

 99.1           Copy of press release issued by the Company on May 7, 2003.